                                                                    EXHIBIT 10.6


                                                                  EXECUTION COPY



================================================================================
                                  $349,500,000


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                               CLASSIC CABLE, INC.
                                   as Borrower

                           THE LENDERS PARTIES HERETO,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.
                     as Lead Arranger and Syndication Agent

                                       and

                            THE CHASE MANHATTAN BANK
                             as Documentation Agent

                                       and

                         UNION BANK OF CALIFORNIA, N.A.
                             as Administrative Agent



                          Dated as of January 31, 2000

================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT


                                          Dated as of January 31, 2000

         AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Classic Cable, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Existing Credit Agreement referred to below (collectively, the "Lenders") and Union Bank of California, N.A., as agent (the "Agent") for the Lenders.

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders, the Agent, Goldman Sachs Credit Partners L.P., as Lead Arranger and Syndication Agent, and The Chase Manhattan Bank, as Documentation Agent, have entered into an Amended and Restated Credit Agreement dated as of July 28, 1999, as amended by Amendment and Waiver No. 1 dated as of November 15, 1999 (as so amended, the "Existing Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement.

         (2) The Borrower has proposed to issue a new series of senior subordinated notes on substantially the same terms as the New Subordinated Notes and has requested that the Majority Lenders agree to amend the Existing Credit Agreement to permit such issuance.

         (3) The Borrower has further requested that the Term A Lenders agree to amend the Term A Facility so as to permit the Borrower, if and to the extent that the Borrower in its sole discretion elects to prepay all of the Term A Loans, to reborrow such amounts during a period not to exceed one calendar year from the effective date of this Amendment.

         (4) The Borrower has further requested that Majority Lenders agree to amend certain of the financial covenants, waive Section 6.8 of the Existing Credit Agreement to permit the Borrower to prepay the 9 7/8% Subordinated Notes and to further amend the Credit Agreement and the Security Agreement as hereinafter set forth.

         (5) The Majority Lenders, and to the extent so indicated on the signature pages hereof, the Term A Lenders, are, on the terms and conditions stated below, willing to grant the requests of the Borrower and to amend the Loan Documents as hereinafter set forth.

         (6) The parties to this Amendment desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

         NOW, THEREFORE, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated in its entirety to read as set forth in the Existing Credit Agreement with the following amendments, and agree as follows:

         SECTION 1. Phase I Amendments to the Existing Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5(b), the Majority Lenders hereby agree to amend the Existing Credit Agreement as follows:

     (a) Section 1.1 is amended by adding the following defined terms in the appropriate alphabetical order:

         "Subordinated Notes (2000)": up to $225,000,000 Classic Cable, Inc. Senior Subordinated Notes due 2010 to be issued pursuant to an indenture substantially similar to the New Subordinated Indenture, as such notes may be issued on or prior to March 31, 2000 and may be refinanced in accordance with Section 6.2(h).

     (b) The definition of "Subordinated Indebtedness" in Section 1.1 is amended in full to read as follows:

         "Subordinated Indebtedness": the 9 7/8% Subordinated Notes, the New Subordinated Notes and the Subordinated Notes (2000).

     (c) The definition of "Subordinated Indentures" in Section 1.1 is amended by adding to the end thereof the following phrase:

     and (c) that certain indenture entered into between the Borrower and the indenture trustee named therein, with substantially the same terms as the New Subordinated Indenture, related to the issuance of the Subordinated Notes (2000), as it may be amended or otherwise modified, or replaced pursuant to a refinancing of the Subordinated Notes (2000) permitted under
     Section 6.2(h), from time to time in accordance with the terms hereof.

     (d) Section 2.7(a) is amended (i) by deleting the date "December 31, 2001" and substituting therefor the date "December 31, 2002", (ii) by deleting the figure "75%" and substituting therefor the figure "50%" and (iii) by adding to the end thereof the following proviso:

     provided that such prepayments described in this clause (ii) shall not include any such prepayments made with the proceeds of Subordinated Indebtedness.

     (e) Section 2.7(b)(i) is amended by deleting from the first sentence thereof the figure "$2,000,000" and substituting therefor the phrase "$5,000,000 in any twelve month period".

     (f) The last paragraph of Section 2.7(b)(i) is amended in full to read as follows:

         During any period in which the Borrower and its Subsidiaries have cash on hand in excess of $3,000,000 including amounts on deposit in the Cash Collateral Account pursuant to Section 2.7(b)(i)(A) or in any other Collateral Account in accordance with the Security Agreement, calculations of the Maximum Total Debt Ratio and the Maximum Senior Debt Ratio with respect to such period shall subtract from Total Debt any such amounts, up to a total of $75,000,000, in excess of $3,000,000 that are on deposit in any

     Collateral Account (it being understood that no such subtraction shall be made following any reinvestment thereof as contemplated by Section 2.7(b)(i)). The Borrower hereby agrees that if amounts on deposit in any Collateral Account are used in the determination of compliance with the Maximum Total Debt Ratio or the Maximum Senior Debt Ratio, the Borrower will request that a daily collection report be delivered to the Agent, and amounts on deposit in any Collateral Account will be used in such determination of compliance only to the extent reported in such daily report.

     (g) Section 2.7(c)(i) is amended in full to read as follows:

         (i) Upon any Equity Offering during any period in which the Maximum Total Debt Ratio is greater than 5.00:1, the Borrower shall prepay the Loans (and such prepayment shall be applied as set forth in Section 2.7(f)) in an amount equal to 50% of the Net Proceeds of such Equity Offering that are not used (A) to repay, prepay or redeem (1) the 9 7/8% Subordinated Notes, (2) after the 9 7/8% Subordinated Notes have been paid in full, up to 35% in original principal amount of the New Subordinated Notes, and (3) after the full permitted amount of New Subordinated Notes have been redeemed under clause (2), up to 35% in original principal amount of the Subordinated Notes (2000), or (B) to fund Permitted Acquisitions in accordance with Section 6.7(h)(i), provided that the amount of such prepayment shall be limited to the amount by which, after giving effect to such application of Net Proceeds, the pro forma Maximum Debt Ratio is 5.00:1 or less.

     (h) Section 6.1(a) is amended by deleting the table contained therein and substituting therefor the following table:

                   Period                              Ratio
--------------------------------------------------     ------
Closing Date to and including December 31, 2000        7.00:1
--------------------------------------------------     ------
January 1, 2001 to and including December 31, 2001     6.90:1
--------------------------------------------------     ------
January 1, 2002 to and including December 31, 2002     6.75:1
--------------------------------------------------     ------
January 1, 2003 to and including December 31, 2003     6.50:1
--------------------------------------------------     ------
January 1, 2004 to and including December 31, 2004     6.00:1
--------------------------------------------------     ------
January 1, 2005 and thereafter                         5.50:1
--------------------------------------------------     ------

     (i) Section 6.1(b) is amended by deleting the table contained therein and substituting therefor the following table:

                   Period                              Ratio
--------------------------------------------------     ------
Closing Date to and including December 31, 2000        4.50:1
--------------------------------------------------     ------
January 1, 2001 to and including December 31, 2001     4.25:1
--------------------------------------------------     ------
January 1, 2002 to and including December 31, 2002     4.00:1
--------------------------------------------------     ------
January 1, 2003 and thereafter                         3.50:1
--------------------------------------------------     ------

     (j) Section 6.1(c) is amended by deleting the table contained therein and substituting therefor the following table:

                     Period                            Ratio
--------------------------------------------------     ------
Closing Date to and including June 30, 2000            1.35:1
--------------------------------------------------     ------
July 1, 2000 to and including December 31, 2000        1.40:1
--------------------------------------------------     ------
January 1, 2001 to and including December 31, 2001     1.45:1
--------------------------------------------------     ------
January 1, 2002 to and including December 31, 2002     1.55:1
--------------------------------------------------     ------
January 1, 2003 and thereafter                         1.65:1
--------------------------------------------------     ------

     (k) Section 6.1(f) is amended by deleting the figure "$50,000,000" set opposite the period "Fiscal Year Ending December 31, 2000" and substituting therefor the figure "$65,000,000".

     (l) Section 6.7(g) is amended by deleting the figure "$5,000,000" and substituting therefor the figure "10,000,000".

     (m) Section 6.7(h)(i) is amended by adding a new clause (z) immediately before the first proviso thereof to read "plus (z) up to $150,000,000 payable solely in common stock of CCI".

     (n) Section 6.13 is amended by deleting from the proviso the figure "75%" and substituting therefor the figure "66 2/3%".

         SECTION 2. Amendment to the Security Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5(a), the Majority Lenders hereby agree to amend the second sentence of Recital E of the Security Agreement by deleting the phrase "with a bank reasonably acceptable to the Agent in the state of Texas" and substituting therefor the phrase "with the Agent".

         SECTION 3. Phase II Amendments to the Existing Credit Agreement Related to the Term A Facility. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5(c), and solely if and to the extent that the Borrower elects in its sole discretion to prepay in full the Term A Facility, the Term A Lenders so affirming their Term A Commitments on the signature pages hereof hereby agree to amend the Existing Credit Agreement as follows:

     (a) Section 1.1 is amended to add the following definitions in appropriate alphabetical order:

         "Amendment No. 2 Effective Date": February 10, 2000.

         "Assuming Term A Lender": as specified in Section 2.22(d).

         "Increasing Term A Lender": as specified in Section 2.22(b).

         "Term A Commitment Date": as specified in Section 2.22(b).

         "Term A Commitment Increase": as specified in Section 2.22(a).

         "Term A Increase Date": as defined in Section 2.22(a).

         "Term A Reset Date": the date, if any, upon which the Borrower elects in its sole discretion to prepay in full the Term A Facility, which date, if any, shall be notified to the Agent and the Lead Arranger.

     (b) The definition of "Aggregate Term A Commitment" is amended in full to read as follows:

         "Aggregate Term A Commitment": the sum of the Term A Commitments of the Term A Lenders.

     (c) The definition of "Term A Commitment" is amended in full to read as follows:

         "Term A Commitment": (a) with respect to each Lender having a Term A Commitment prior to the Term A Reset Date, the commitment listed as its "Term A Commitment" in Schedule 2.1 hereto to make a Term A Loan hereunder through its Applicable Lending Office and (b) with respect to each Lender that agrees to extend its commitment to make Term A Loans after the Term A Reset Date, or each Assuming Term A Lender that participates in any Term A Commitment Increase, the commitment of such Lender as determined in accordance with Section 2.22 to make Term A Loans hereunder through its Applicable Lending Office, in each case as the same may be adjusted pursuant to the provisions hereof.

     (d) Section 2.2(a) is amended in full to read as follows:

         (a) Subject to the terms and conditions hereof, each Lender having a Term A Commitment severally agrees to make term loans (each, a "Term A Loan" and, collectively, the "Term A Loans") to the Borrower on a multi-draw basis during the period from the Term A Reset Date to and including the first anniversary of the Amendment No. 2 Effective Date in an aggregate principal amount equal to the Term A Commitment of such Lender.

     (e) Section 2.2(d) is amended in full to read as follows:

         (d) On each Term A Reduction Date, the Borrower shall repay the principal of the Term A Notes in an aggregate amount determined by the percentage, set forth below opposite such Term A Reduction Date, of the aggregate amount of Term A Notes outstanding on December 31, 2001:

Term A Reduction Date           Principal Payment
---------------------           -----------------

December 31, 2001                     2.500%

March 31, June 30,                    1.875%
September 30 and December
31, 2002

March 31, June 30,                    2.500%
September 30 and December
31, 2003

March 31, June 30, September          3.750%
30 and December 31, 2004

March 31, June 30, September          5.000%
30 and December 31, 2005

March 31, June 30, September          6.250%
30 and December 31, 2006

March 31 and July 31, 2007            10.00%

; provided that the final installment paid shall be in an amount equal to all amounts owed by the Borrower on the Term A Notes.

All outstanding Term A Loans shall be due and payable, to the extent not previously paid in accordance with the terms hereof, on the Term A Maturity Date. The aggregate amount payable to any Term A Lender on any Term A Reduction Date shall be determined in accordance with the provisions of Section 2.13.

     (f) Section 2.2 (e) is amended is full to read as follows:

         (e) The Borrower shall give the Agent irrevocable written notice, substantially in the form of a Borrowing Notice (which Borrowing Notice must be received by the Agent prior to 10:00 A.M., Los Angeles time, one Business Day prior to each proposed borrowing date or, if all or any part of the Term A Loans are requested to be made as LIBOR Loans, three Eurodollar Business Days prior to each proposed borrowing date) requesting that the Term A Lenders make the Term A Loans on the proposed borrowing date and specifying (i) the aggregate amount of Term A Loans requested to be made, (ii) whether the Term A Loans are to be LIBOR Loans, Base Rate Loans or a combination thereof and (iii) if the Term A Loans are to be entirely or partly LIBOR Loans, the respective amounts of each such Type of Term A Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such Borrowing Notice the Agent shall promptly notify each Term A Lender thereof not later than 11:00 A.M., Los Angeles time, on the date of receipt of such Borrowing Notice. Not later than 10:00 A.M., Los Angeles time, on the proposed borrowing date each Term A Lender shall make available to the Agent at its office specified in Section 9.2 the amount of such Term A Lender's pro rata share of the aggregate borrowing amount (based on the Term A Commitment Percentage of such Term A Lender's Term A Commitment) in immediately available funds. The Agent may, in the absence of notification from any Term A Lender that such Term A Lender has not made its pro rata share available to the Agent, on such date, credit the account of the Borrower on the books of such office of the Agent with the aggregate Term A Loans.

     (g) Section 2.6 is amended by inserting in the second to last sentence immediately after the phrase "Amounts prepaid" the phrase "pursuant to this
Section 2.6".

     (h) Section 2.7(f)(iii) is amended by inserting in the first sentence immediately after the phrase "Each prepayment of the Term A Loans" the phrase "pursuant to this Section 2.7".

     (i) Section 2.18 is amended in full to read as follows:

         2.18 Unused Commitment Fees. The Borrower agrees to pay to the Agent for the account of the Revolving Loan Lenders and the Term A Lenders an unused commitment fee to be shared pro rata among the Revolving Loan Lenders with respect to the Revolving Loan Commitments and pro rata among the Term A Lenders with respect to the Term A Commitments, in each case, for the period from and including the Term A Reset Date to but excluding the Revolving Loan Commitment Expiration Date, based on the average daily aggregate amount of the unused Aggregate Revolving Loan Commitment and unused Aggregate Term A Commitment from time to time in effect and computed at the rate of (i) during the period from the Term A Reset Date until the earlier of (x) the date that the Term A Commitments are fully drawn (without giving effect to any subsequent increase of the Term A Commitments in accordance with Section 2.22) and (y) the first anniversary of the Amendment No. 2 Effective Date, 0.750% per annum and (ii) thereafter, (A) during any period in which the Maximum Total Debt Ratio is less than 5.50:1, 0.375% per annum and (B) at all other times, 0.500% per annum. Such fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Loan Commitment Expiration Date, commencing on the first such date to occur after the Term A Reset Date.

     (j) A new Section 2.22 is added to read as follows:

         2.22. Term A Commitments. (a) After the Term A Reset Date, the Borrower may, at any time but in any event not more than once in any three month period prior to the first anniversary of the Amendment No. 2 Effective Date, by notice to the Lead Arranger, request that the Aggregate Term A Commitment be increased by an amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof (each a "Term A Commitment Increase") to be effective as of a date (the "Term A Increase Date") as specified in the related notice to the Lead Arranger; provided, however that (i) in no event shall the Aggregate Term A Commitment be more than $100,000,000 and (ii) on the date of any request by the Borrower for a Term A Commitment Increase and on the related Increase Date, the conditions set forth in Section 4.2 shall be satisfied.

         (b) The Lead Arranger shall promptly notify such banks and other entities as it shall identify of a request by the Borrower for a Term A Commitment Increase, which notice shall include (i) the proposed amount of such requested Term A Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which such banks or other entities wishing to participate in the Term A Commitment Increase must commit to such increase in the Term A Commitments (the "Term A Commitment Date"). The requested Term A Commitment Increase shall be allocated among the banks and other entities willing to participate therein in such amounts as are agreed between the Borrower and the Lead Arranger.

         (c) Promptly following each Term A Commitment Date, the Lead Arranger shall notify the Borrower and the Agent as to the amount, if any, by which the banks and other entities are willing to participate in the requested Term A Commitment Increase; provided, however, that the Term A Commitment of each such bank or other entity shall be in an amount of $2,000,000 or an integral multiple thereof.

         (d) On each Term A Increase Date, each bank or other entity that is not prior to such date a Lender hereunder and accepts an offer to participate in a requested Term A Commitment Increase in accordance with Section 2.22(c) (each such bank or other entity, an "Assuming Term A Lender") shall become a Lender party to this Agreement as of such Term A Increase Date and the Term A Commitment of each bank or other entity that prior to such date is a Lender and accepts an offer to participate in such requested Commitment Increase (an "Increasing Term A Lender") shall be so increased by such amount as of such Term A Increase Date; provided, however, that the Agent shall have received on or before such Term A Increase Date the following, each dated such date:

             (i) (A) certified copies of resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board approving the Term A Commitment Increase and the corresponding modifications to this Agreement, (B) Term A Notes duly executed by the Borrower payable to each Increasing Term A Lender and each Assuming Term A Lender in a principal amount equal to such Lender's new or increased Term A Commitment, (C) a consent executed by each Guarantor approving the Term A Commitment Increase and the corresponding modifications to this Agreement and (D) an opinion of counsel for the Borrower (which may be in-house counsel), in form and substance satisfactory to the Lead Arranger;

             (ii) an assumption agreement from each Assuming Term A Lender, in form and substance satisfactory to the Borrower and the Agent, duly executed by such Assuming Lender, the Agent and the Borrower; and

             (iii) confirmation from each Increasing Term A Lender of the amount of its Term A Commitment in a writing satisfactory to the Borrower and the Agent.

     On each Term A Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.22(d), the Agent
     (x) shall notify the Lenders (including, without limitation, each Assuming Term A Lender) and the Borrower, on or before 1:00 P.M., Los Angeles time, by telecopier or telex, of the occurrence of the Term A Commitment Increase to be effected on such Term A Increase Date, (y) shall record in the Register the relevant information with respect to each Increasing Term A Lender and each Assuming Term A Lender on such date and (z) shall notify each Term A Increasing Lender and each Term A Assuming Lender of the amounts, if any, that each such Lender shall be required to fund, and each such Lender hereby agrees to so fund such amount for the ratable prepayment of Term A Lenders, so as to result in each such Lender's Term A Commitment to be utilized ratably based on each such Lender's Term A Commitment Percentage.

     (k) Section 5.9 is amended (i) by inserting after the phrase "the Term A Loans" in clause (i) the phrase "made on the Closing Date", (ii) by adding to the end of clause (iv) thereof the word "and" and (iii) by inserting immediately after clause (iv) a new clause (v) to read as follows:

         (v) the Term A Loans made after the Term A Reset Date shall be used (A) for capital expenditures, working capital and general corporate purposes and (B) to fund Permitted Acquisitions.

     (l) Section 9.6(c) is amended by deleting therefrom the proviso and substituting therefor the following:

     provided, that (i) any such sale must result in the Purchasing Lender having at least $5,000,000 in aggregate amount of obligations related to the Revolving Loans under this Agreement, the Notes and the other Loan Documents and in the case of an assignment of less than all of a Lender's Revolving Loans, the assigning Lender shall retain an aggregate principal amount of Revolving Loans of not less than $2,000,000, (ii) any such sale must result in the Purchasing Lender having at least $2,000,000 in aggregate amount of obligations related to the Term A Loans and in the case of an assignment of less than all of a Lender's Term A Loans, the assigning Lender shall retain an aggregate principal amount of Term A Loans of not less than $2,000,000, (iii) any such sale must result in the Purchasing Lender having at least $2,000,000 in aggregate amount of obligations related to the Term B Loans and in the case of an assignment of less than all of a Lender's Term B Loans, the assigning Lender shall retain an aggregate principal amount of Term B Loans of not less than $2,000,000,
     (iv) any such sale must result in the Purchasing Lender having at least $2,000,000 in aggregate amount of obligations related to the Term C Loans and in the case of an assignment of less than all of a Lender's Term C Loans, the assigning Lender shall retain an aggregate principal amount of Term C Loans of not less than $2,000,000 and (v) each such assignment by a Lender of its Revolving Loans, Revolving Note, Revolving Commitment or its participation in Letters of Credit shall be in such manner so that the same portion of its Revolving Loans, Revolving Note, Revolving Commitment and its participation in Letters of Credit is assigned to the respective assignee.

         SECTION 4. Waiver of the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 5(b), the Majority Lenders hereby agree to waive the restrictions of
Section 6.8(b) of the Existing Credit Agreement, as amended and restated hereby, solely to permit the Borrower to prepay the 9 7/8% Subordinated Notes.

         SECTION 5. Conditions of Effectiveness. (a) Section 2 of this Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Guarantor,

         (b) Sections 1 and 4 of this Amendment shall become effective as of the date first above written, after the satisfaction of the condition set forth in
Section 5(a) above, when and only when (i) the Borrower shall have issued the Subordinated Notes (2000) and (ii) the Borrower shall have paid (x) all accrued fees and expenses of the Lead Arranger (including reasonable fees and expenses of counsel to the Lead Arranger) and (y) an amendment fee equal to 0.125% of the aggregate Commitments of the Lenders that consent to the effectiveness of this Amendment.

         (c) Section 3 of this Amendment shall become effective, after the satisfaction of the conditions set forth the Sections 5(a) and (b) above, on and as of the date upon which the Borrower, in its sole discretion, shall have prepaid in full the Term A Loans outstanding on the date of this Amendment and which the Agent shall have received the following:

         (i) counterparts of this Amendment executed by Term A Lenders indicating their consent to renew or extend at least $50,000,000 of the Term A Commitments in effect on the date hereof,

         (ii) (A) certified copies of resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board approving the Term A Facility and the corresponding modifications to this Agreement, (B) Term A Notes duly executed by the Borrower payable to each Term A Lender in a principal amount equal to such Lender's Term A Commitment and (C) an opinion of Winstead Sechrest & Minick P.C., counsel for the Borrower, in form and substance satisfactory to the Lead Arranger,

         (iii) written notice from the Borrower of the Term A Reset Date, and

         (iv) payment of a commitment fee equal to 0.375% of the aggregate Term A Commitments of the Term A Lenders that agree to extend their Term A Commitments.

This Amendment is subject to the provisions of Section 9.1 of the Existing Credit Agreement.

         SECTION 6. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

     6.1 Organization and Good Standing. The Borrower and each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority (corporate, partnership, limited liability company and otherwise) to own its properties and to conduct its business as now conducted and as currently proposed to be conducted and (c) is duly qualified to conduct business as a foreign organization and is currently in good standing in each state and jurisdiction in which it conducts business.

     6.2 Power and Authority. The Borrower and each Subsidiary has all requisite power and authority under applicable law and under its Organic Documents to (i) in the case of the Borrower, to issue the Subordinated Notes (2000) in accordance with the terms of the indenture related thereto and to consummate the other transactions contemplated hereby and (ii) to execute, deliver and perform its respective obligations under the Loan Documents to which it is a party. All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower and each Subsidiary to execute, deliver and perform this Amendment, the Consent and the Loan Documents to which it is a party and for the Borrower to issue the Subordinated Notes (2000) in accordance with the terms of the indenture related thereto and to consummate the other transactions contemplated hereby, and have been taken and/or received.

     6.3 Validity and Legal Effect. This Amendment and the Existing Credit Agreement, as modified hereby, constitutes, and the other Loan Documents, as amended hereby, to which the Borrower or any Subsidiary is a party constitute (or will constitute when executed and delivered), the legal, valid and binding obligations of the Borrower or such Subsidiary, as applicable, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.4 No Violation of Laws or Agreements. The execution, delivery and performance of this Amendment and the Loan Documents, the issuance of the Subordinated Notes (2000) in accordance with the terms of the indenture related thereto and the consummation of the other transactions contemplated hereby (a) will not violate or contravene any Requirement of Law, (b) will not result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any Subsidiary, or any of its property, may be bound, and (c) will not result in or require the creation of any Lien (other than those permitted by Section 6.3 of the Existing Credit Agreement) upon or with respect to any property of the Borrower or any Subsidiary, whether such property is now owned or hereafter acquired.

     6.5 Litigation and Legal Proceedings. Except as disclosed on Schedule 3.10 to the Existing Credit Agreement, there is no litigation, claim, investigation, administrative proceeding, labor controversy or similar action that is pending or, to the knowledge of the Borrower, threatened (i) with respect to this Amendment or any Loan Document or the transactions contemplated thereby, (ii) with respect to the issuance of the Subordinated Notes (2000) or the other transactions contemplated hereby or (iii) against the Borrower, any Subsidiary or any Property that (in the case of this clause (iii)), if adversely resolved, could (either individually or in the aggregate) have a Material Adverse Effect.

         SECTION 7. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement or the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement or the Security Agreement, as the case may be, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement or the Security Agreement, as the case may be, shall mean and be a reference to the Existing Credit Agreement or the Security Agreement, as modified by this Amendment.

         (b) The Existing Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.5 of the Existing Credit Agreement.

         SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       CLASSIC CABLE, INC.


                                       By /s/ Steven E. Seach
                                          --------------------------------------
                                          Title:

AGREED:

UNION BANK OF CALIFORNIA, N.A.,
as Agent and as Lender


By /s/ Seth Yakatan
   --------------------------------
Title: Assistant Vice President


GOLDMAN SACHS CAPITAL PARTNERS L.P.


By /s/ Elizabeth Fischer
   --------------------------------
Title: Authorized Signatory


THE CHASE MANHATTAN BANK


By /s/ Edmond DeForest
   --------------------------------
Title:  Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):


Allstate Insurance Company
------------------------------------
(Type or Print Name of Institution)


By /s/ Jerry D. Zinkula
   --------------------------------
By /s/ Charles D. Mires
   --------------------------------
Title: Authorized Signatories


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
  ---------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):




Allstate Life Insurance Company
-----------------------------------
(Type or Print Name of Institution)



By /s/ Jerry D. Zinkula
   --------------------------------
By /s/ Charles D. Mires
   --------------------------------
Title: Authorized Signatories


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2         ARCHIMEDES FUNDING ILL, LTD.
OF THE FOREGOING AMENDMENT):
                                       By: ING Capital Advisors LLC
                                           as Collateral Manager

                                       By: /s/ Michael D. Hatley
-----------------------------------        --------------------------------
(Type or Print Name of Institution)    Title: Managing Director



By
   --------------------------------
Title:


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2 OF THE FOREGOING AMENDMENT):

AVALON CAPITAL LTD.

By: INVESCO Senior Secured Management,
    Inc., as Portfolio Advisor


    By: /s/ Kathleen A. Lenarcic
        ------------------------------
    Name: Kathleen a. Lenarcic
    Title: Authorized Signatory

For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Black Diamond CLO 1998-1 Ltd.
-----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of Black Diamond CLO 1998-1 Ltd.]
 ----------------------------------------------------------------
Title:


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Captiva II Finance Ltd.
-----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of Captiva II Finance Ltd.]
   --------------------------------------------------------
Title: Director


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):




The Chase Manhattan Bank
-----------------------------------
(Type or Print Name of Institution)



By /s/ Edmond DeForest
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



The Chase Manhattan Bank               $8,750,000.00
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By /s/ Edmond DeForest
   --------------------------------
Title: Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



The CIT Group/Equipment Financing
-----------------------------------
(Type or Print Name of Institution)



By /s/ Daniel E. A. Nichols
   --------------------------------
Title: Assistant Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



The CIT Group/Equipment Financing      $5,500,000.00
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By /s/ Daniel E. A. Nichols
   --------------------------------
Title: Assistant Vice President

                         CypressTree Investment Management Company, Inc.
                         As: Attorney-in-Fact and on Behalf of First
                         Allmerica Financial Life Insurance Company as Portfolio Manager

                         By: /s/ Catherine C. McDermott
                             ---------------------------------------------------
                             Name: Catherine C. McDermott
                             Title: Principal

                            CypressTree Senior Floating Rate Fund
                            By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                            By: /s/ Catherine C. McDermott
                                -------------------------------------
                                Name: Catherine C. McDermott
                                Title: Principal

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management
    As Investment Advisor
-------------------------------------------
(Type or Print Name of Institution)



By /s/ Payson F. Swaffield
   ----------------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Eaton Vance Senior Income Trust
By: Eaton Vance Management
    As Investment Advisor
-------------------------------------------
(Type or Print Name of Institution)



By /s/ Payson F. Swaffield
   ----------------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



ELC (Cayman) Ltd. 1999-II
-----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of ELC (Cayman) Ltd. 1999-II]
   ----------------------------------------------------------
Title: Managing Director


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



First Dominion Capital
-----------------------------------
(Type or Print Name of Institution)


By /s/ Andrew H. Marshak
   --------------------------------
Title: Managing Director


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



First Union National Bank
-----------------------------------
(Type or Print Name of Institution)


By [/s/ An authorized signatory of First Union National Bank]
   ----------------------------------------------------------
Title: Senior Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



First Union National Bank              $2,500,000
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of First Union National Bank]
   ----------------------------------------------------------
Title:   Senior Vice President


By
  ---------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Franklin Floating Rate Trust
-----------------------------------
(Type or Print Name of Institution)



By /s/ Chauncey Lufkin
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Maria Chachere
-----------------------------------
Fremont Investment & Loan



By /s/ Maria Chachere
   --------------------------------
Title: Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Heller Financial, Inc.
-----------------------------------
(Type or Print Name of Institution)



By /s/ Sheila C. Weimer
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



Heller Financial, Inc.                 $4,500,000
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By /s/ Sheila C. Weimer
   --------------------------------
Title: Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):


    Highland Legacy Limited
By: Highland Capital Management, L.P.
    as Collateral Manager
-----------------------------------
(Type or Print Name of Institution)



By /s/ Mark K. Okada CFA
  ---------------------------------
Title: Executive Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



KZH ING-1 LLC
-----------------------------------
(Type or Print Name of Institution)


By /s/ Peter Chin
   --------------------------------
Title: Authorized Agent


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



KZH ING-3 LLC
-----------------------------------
(Type or Print Name of Institution)



By /s/ Peter Chin
   --------------------------------
Title: Authorized Agent


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



KZH III LLC
-----------------------------------
(Type or Print Name of Institution)



By /s/ Peter Chin
   --------------------------------
Title: Authorized Agent


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Mercantile Bank National Association
------------------------------------
(Type or Print Name of Institution)


By /s/ Teresa A. Lekich
   ---------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



Mercantile Bank National Association   $7,500,000
------------------------------------    -----------------------------------
(Type or Print Name of Institution)



By /s/ Teresa A. Lekich
   ---------------------------------
Title: Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


By: /s/ Joseph Matteo
    -------------------------------
    Authorized Signatory


DEBT STRATEGIES FUND, INC.


By: /s/ Joseph Matteo
    -------------------------------
    Authorized Signatory


DEBT STRATEGIES FUND II, INC.


By: /s/ Joseph Matteo
    -------------------------------
    Authorized Signatory


SENIOR HIGH INCOME PORTFOLIO, INC.


By: /s/ Joseph Matteo
    -------------------------------
    Authorized Signatory

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



ML CLO XX PILGRIM AMERICA
(CAYMAN), LTD.
-----------------------------------
(Type or Print Name of Institution)


By: Pilgrim Investments, Inc.
as its investment manager



By: /s/ Elizabeth O. MacLean
    -------------------------------
    Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
(Type or Print Name of Institution)



By /s/ Sheila A. Finnerty
   --------------------------------
Title:   Senior Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Natexis Banque Popularies
-----------------------------------
(Type or Print Name of Institution)
(formerly known as Natexis Banque)


By /s/ Evan S. Kraus                   /s/ William C. Maier
   --------------------------------    ------------------------------------
Title: Assistant Vice President        Senior Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



Natexis Banque Popularies              $5,500,000
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)
(formerly known as Natexis Banque)


By /s/ Evan S. Kraus                   /s/ William C. Maier
   --------------------------------    ------------------------------------
Title: Assistant Vice President        Senior Vice President

                                        North American Senior Floating Rate Fund
                                        By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager

                                        By: /s/ Catherine C. McDermott
                                            ------------------------------------
                                            Name: Catherine C. McDermott
                                            Title: Principal

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



    OCTAGON INVESTMENT PARTNERS II, LLC
By: Octagon Credit Investors, LLC
    as sub-investment manager
-----------------------------------
(Type or Print Name of Institution)



By /s/ Andrew D. Gordon
   --------------------------------
Title: Portfolio Manager


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



    OCTAGON INVESTMENT PARTNERS III, LTD.
By: Octagon Credit Investors, LLC
    as sub-investment manager
-----------------------------------
(Type or Print Name of Institution)



By /s/ Andrew D. Gordon
   --------------------------------
Title: Portfolio Manager


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



    Oxford Strategic Income Fund
By: Eaton Vance Management
    as Investment Advisor
-----------------------------------
(Type or Print Name of Institution)



By /s/ Payson F. Swaffield
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Paribas
-----------------------------------
(Type or Print Name of Institution)



By /s/ Lynne S. Randall                By: /s/ Sean Faherty
   --------------------------------        --------------------------------
Title: Managing Director               Title: Vice President
                                              -----------------------------


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



Paribas                                $7,500,000.00
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By /s/ Lynne S. Randall                By: /s/ Sean Faherty
   --------------------------------        --------------------------------
Title: Managing Director               Title: Vice President
                                              -----------------------------

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
(Type or Print Name of Institution)



By /s/ Elizabeth O. MacLean
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



PNC BANK, NATIONAL ASSOCIATION
(Type or Print Name of Institution)



By /s/ Karen L. Kooman
   --------------------------------
Title: Assistant Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



PNC Bank, National Association         $8,750,000.00**
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By /s/ Karen L. Kooman
   --------------------------------
Title: Assistant Vice President

** We are re-affirming our present commitment to the Term Loan A of $6,250,000 and increasing that commitment by $2,500,00.

                             SANKATY HIGH YIELD PARTNERS II, L.P.


                             By: /s/ Diane J. Exter
                                 -----------------------------------------------

                             Name: Diane J. Exter
                                   ---------------------------------------------

                             Title: Executive Vice President, Portfolio Manager
                                    --------------------------------------------


                             Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                             By: /s/ Diane J. Exter
                                 -----------------------------------------------

                             Name: Diane J. Exter
                                   ---------------------------------------------

                             Title: Executive Vice President, Portfolio Manager
                                    --------------------------------------------

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



    Senior Debt Portfolio
By: Boston Management and Research
    as Investment Advisor
-----------------------------------
(Type or Print Name of Institution)



By /s/ Payson F. Swaffield
   --------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

                                       SEQUILS-ING I (HBDGM), LTD.

                                       By: TCW Advisors, Inc. as its
                                       Collateral Manager


                                       By: /s/ Mark L. Gold
                                           -------------------------------------
                                           Name: Mark L. Gold
                                           Title: Managing Director

                                       By: /s/ Jonathan R. Insull
                                           -------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Vice President


AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2         SEQUILS-ING I (HBDGM), LTD.
OF THE FOREGOING AMENDMENT):
                                       By: ING Capital Advisors LLC,
                                           A Collateral Manager

                                       By: /s/ Michael D. Hatley
                                           -------------------------------------
-----------------------------------        Name: Michael D. Hatley
(Type or Print Name of Institution)        Title: Managing Director



By
   --------------------------------
Title:


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



STANFIELD CLO LTD.
(Type or Print Name of Institution)



By /s/ Gregory L. Smith
   --------------------------------
Title: Partner


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



Summit Bank
-----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of Summit Bank]
   --------------------------------------------
Title: Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



Summit Bank                            $9,500,000.00
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By [/s/ An authorized signatory of Summit Bank]
   --------------------------------------------
Title: Vice President

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):



    TRAVELERS CORPORATE LOAN FUND INC.
    Travelers Asset Management
By: International Corporation
-----------------------------------
(Type or Print Name of Institution)


By /s/ Allen R. Cantrell
   --------------------------------
Title: Investment Officer


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):


The Travelers Insurance Company
-----------------------------------
(Type or Print Name of Institution)



By /s/ Allen R. Cantrell
   --------------------------------
Title: Investment Officer


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):



                                       $
-----------------------------------     -----------------------------------
(Type or Print Name of Institution)



By
   --------------------------------
Title:

AGREED (AS TO SECTIONS 1 AND 2
OF THE FOREGOING AMENDMENT):




UNION BANK OF CALIFORNIA, N.A.
(Type or Print Name of Institution)



By /s/ Seth Yakatan
   --------------------------------
Title: Assistant Vice President


For Term A Lenders only:

AGREED (AS TO SECTION 3                AMOUNT OF TERM A COMMITMENT
OF THE FOREGOING AMENDMENT):




UNION BANK OF CALIFORNIA, N.A.
$13,750,000.00
-----------------------------------
(Type or Print Name of Institution)



By /s/ Seth Yakatan
   --------------------------------
Title: Assistant Vice President

                                     CONSENT

                                        Dated as of January 31, 2000

         The undersigned, each a Guarantor under the Amended and Restated Guarantee dated as of July 29, 1999 (the "Guarantee") in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment and the Hedge Banks (as defined in the Guarantee), hereby consent to such Amendment and hereby confirm and agree that
(a) notwithstanding the effectiveness of such Amendment, the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guarantee to the "Credit Agreement", the "Security Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement and the Security Agreement, each as modified by such Amendment, and (b) the Collateral Documents to which each such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                    CLASSIC CABLE HOLDING, INC.


                                    By /s/ Steven E. Seach
                                       -----------------------------------------
                                    Name: Steven E. Seach
                                    Title: President and Chief Financial Officer


                                    CLASSIC TELEPHONE, INC.


                                    By /s/ Steven E. Seach
                                       -----------------------------------------
                                    Name: Steven E. Seach
                                    Title: President and Chief Financial Officer


                                    UNIVERSAL CABLE HOLDINGS, INC.


                                    By /s/ Steven E. Seach
                                       -----------------------------------------
                                    Name: Steven E. Seach
                                    Title: President and Chief Financial Officer

                                   UNIVERSAL CABLE COMMUNICATIONS INC.


                                   By /s/ Steven E. Seach
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   UNIVERSAL CABLE OF BEAVER, OKLAHOMA, INC.


                                   By /s/ Steven E. Seach
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   UNIVERSAL CABLE MIDWEST, INC.


                                   By /s/ Steven E. Seach
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   WT ACQUISITION CORPORATION


                                   By /s/ Steven E. Seach
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer


                                   W.K. COMMUNICATIONS, INC.


                                   By /s/ Steven E. Seach
                                      ------------------------------------------
                                   Name: Steven E. Seach
                                   Title: President and Chief Financial Officer

                              TELEVISION ENTERPRISES, INC.


                              By /s/ Steven E. Seach
                                 ------------------------------------------
                              Name: Steven E. Seach
                              Title: President and Chief Financial Officer


                              BLACK CREEK MANAGEMENT, L.L.C.

                                By: Classic Cable, Inc.,
                                    its sole member


                                    By /s/ Steven E. Seach
                                       ------------------------------------
                                    Name: Steven E. Seach
                                    Title: President and Chief Financial Officer


                                BLACK CREEK COMMUNICATIONS, L.P.

                                By: Black Creek Management, L.L.C.,
                                    its General Partner

                                By: Classic Cable, Inc.,
                                    its sole member


                                    By /s/ Steven E. Seach
                                       ------------------------------------
                                    Name: Steven E. Seach
                                    Title: President and Chief Financial Officer


                                CLASSIC NETWORK TRANSMISSION, L.L.C.


                                By /s/ Steven E. Seach
                                   ----------------------------------------
                                Name: Steven E. Seach
                                Title: Manager

                                By /s/ Steven E. Seach
                                   ---------------------------------------------
                                Name: J. Merritt Belisle
                                Title: Manager


                                FRIENDSHIP CABLE OF ARKANSAS, INC.


                                By /s/ Steven E. Seach
                                   ---------------------------------------------
                                Name: Steven E. Seach
                                Title: President and Chief Financial Officer


                                FRIENDSHIP CABLE OF TEXAS, INC.


                                By /s/ Steven E. Seach
                                   ---------------------------------------------
                                Name: Steven E. Seach
                                Title: President and Chief Financial Officer


                                CORRECTIONAL CABLE TV, INC.


                                By /s/ Steven E. Seach
                                   ---------------------------------------------
                                Name: Steven E. Seach
                                Title: President and Chief Financial Officer


                                CALLCOM 24, INC.


                                By /s/ Steven E. Seach
                                   ---------------------------------------------
                                Name: Steven E. Seach
                                Title: President and Chief Financial Officer